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                                                                    Exhibit 13.1

                                  CERTIFICATION
  PURSUANT TO SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Internet Initiative Japan Inc., a Japanese corporation (the "Company"), hereby certifies, to such officer's knowledge, that:

         The Annual Report on Form 20-F for the year ended March 31, 2004 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 23, 2004                          /s/ Koichi Suzuki
                                              ----------------------------------
                                              Koichi Suzuki
                                              President, Chief Executive Officer
                                              and Representative Director



         The foregoing certification is being furnished solely pursuant to subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code and is not being filed as part of the Report or as a separate disclosure document.


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                                  CERTIFICATION
  PURSUANT TO SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Internet Initiative Japan Inc., a Japanese corporation (the "Company"), hereby certifies, to such officer's knowledge, that:

         The Annual Report on Form 20-F for the year ended March 31, 2004 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 23, 2004                       /s/ Akihisa Watai
                                           -------------------------------------
                                           Akihisa Watai
                                           Director, Chief Financial Officer and
                                           Chief Accounting Officer



         The foregoing certification is being furnished solely pursuant to subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code and is not being filed as part of the Report or as a separate disclosure document.